UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ING INVESTORS TRUST
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ING INVESTORS TRUST
ING Large Cap Growth Portfolio

(formerly ING Wells Fargo Omega Growth Portfolio)

7337 East Doubletree Ranch Road Suite 100
Scottsdale, Arizona 85258-2034
(800) 366-0066

September 28, 2010

Dear Shareholder:

On behalf of the Board of Trustees of ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio) (the “Portfolio”), a series of ING Investors Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Portfolio scheduled for 10:00 a.m., Local time, on November 2, 2010 at 7337 East Doubletree Ranch Road Suite 100, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

At the Special Meeting, shareholders of the Portfolio will be asked to vote on: (1) a new investment advisory agreement for the Portfolio with Directed Services LLC (“DSL”), the Portfolio’s current investment adviser, to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components; and (2) a new sub-advisory agreement between DSL and ING Investment Management Co. (“ING IM”), the Portfolio’s proposed sub-adviser. On June 12, 2010, ING IM began serving as the sub-adviser to the Portfolio pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval of the sub-advisory agreement for the Portfolio between DSL and ING IM.  If the second proposal is approved, ING IM will continue to serve as the sub-adviser to the Portfolio. Shareholders of the Portfolio may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposals are in the interests of the Portfolio and its shareholders and recommends that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than November 1, 2010.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING INVESTORS TRUST
ING Large Cap Growth Portfolio

(formerly ING Wells Fargo Omega Growth Portfolio)

7337 East Doubletree Ranch Road Suite 100
Scottsdale, Arizona 85258-2034
(800) 366-0066

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING LARGE CAP GROWTH PORTFOLIO

Scheduled for November 2, 2010

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio) (the “Portfolio”), a series of ING Investors Trust (the “Trust”) is scheduled for November 2, 2010, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Portfolio will be asked to vote on: (1) a new investment advisory agreement (the “Proposed Advisory Agreement”) for the Portfolio with Directed Services LLC (“DSL”), the Portfolio’s current investment adviser, to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components; and (2) a new sub-advisory agreement between DSL and ING Investment Management Co. (“ING IM”), the Portfolio’s proposed sub-adviser. On June 12, 2010, ING IM began serving as the sub-adviser to the Portfolio pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval of the sub-advisory agreement for the Portfolio between DSL and ING IM.  If the second proposal is approved, ING IM will continue to serve as the sub-adviser to the Portfolio. Shareholders of the Portfolio may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

The Board of Trustees recommends that you vote in favor of the Proposals.

Shareholders of record as of the close of business on August 5, 2010 are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly, but in no event later than November 1, 2010 the enclosed Proxy Ballot so that a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new Proxy Ballot, (ii) giving written notice of revocation to the Portfolio of an earlier submitted Proxy Ballot, or (iii) voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: September 28, 2010

PROXY STATEMENT

ING INVESTORS TRUST

ING LARGE CAP GROWTH PORTFOLIO

(FORMERLY ING WELLS FARGO OMEGA GROWTH PORTFOLIO)

September 28, 2010

Toll free: (800) 366-0066
7337 East Doubletree Ranch Road Suite 100
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders
Scheduled for November 2, 2010

(This page intentionally left blank)

Why is the Special Meeting being held?

The Board of Trustees (the “Board” or the “Trustees”) of ING Investors Trust (the “Trust”) on behalf of ING Large Cap Growth Portfolio (the “Portfolio”) is sending this proxy statement (“Proxy Statement”), the attached Notice of Special Meeting and the enclosed Proxy Ballot and Voting Instructions Card on or about September 28, 2010. At the special meeting (the “Special Meeting”), shareholders of the Portfolio will be asked to vote on: (1) a new investment advisory agreement (the “Proposed Advisory Agreement”) for the Portfolio with Directed Services LLC (“DSL” or the “Adviser”), the Portfolio’s current investment adviser, to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components; and (2) a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) for the Portfolio between DSL and ING Investment Management Co. (“ING IM” or “the Proposed Sub-Adviser”) the Portfolio’s proposed sub-adviser (the “Proposals”). Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instructions Card for the Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting for the Portfolio.

Shares of the Portfolio have been purchased by you through your qualified retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolio are available as investment options in variable annuity contracts issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolio are also offered directly to certain Qualified Plans.  Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission (“SEC”) generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposals set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.  For certain Qualified Plans, plan trustees generally exercise voting rights but, in some cases, may pass their voting rights to Plan Participants who will provide instructions on how to vote shares. Therefore, references to “you” or “shareholders” throughout the proxy materials usually means the persons who can decide how to vote on the Proposals, which includes Variable Contract Holders, and may include pension plan trustees and, in some instances, Plan Participants where they have the right to provide instructions on the shares owned through the plan.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on August 5, 2010 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date.

Share Class	Shares Outstanding
Class ADV	254,027.907
Class I	24,001,113.652
Class S	9,956,097.173
Class S2	72,957.282
Total	34,284,196.014

As of the Record Date, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in Appendix A. To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees beneficially owned, as a group, less than 1% of any class of the Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of the Portfolio are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, have been determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolio are also sold directly to the trustees of certain Qualified Plans.  A trustee for a Qualified Plan that includes the Portfolio as an investment option is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan Participants who have an interest in the Portfolio.  Where a trustee for a Qualified Plan passes through voting rights to Plan Participants and any Plan Participants fail to give instructions as to how to vote their shares, the trustee will use proportional voting and vote those shares in proportion to the instructions given by other Plan Participants who voted.  The effect of proportional voting is that if a large number of Plan Participants fail to give voting instructions, a small number of Plan Participants may determine the outcome of the vote.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees, Qualified Plans or Plan Participants are described as shareholders for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instructions Card. These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card sent with the Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road Suite 100, Scottsdale, Arizona 85258-2034, on November 2, 2010, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, November 2, 2010

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Additional information about the Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Portfolio’s annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of the Annual and Semi-Annual Reports of the Portfolio upon request, without charge, by writing to the Trust at 7337 East Doubletree Ranch Road Suite 100, Scottsdale, Arizona, 85258-2034, or by calling (800) 366-0066.

How can I obtain more information about the Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals described in this Proxy Statement.

PROPOSAL ONE

APPROVAL OF THE PROPOSED ADVISORY AGREEMENT

What is the Proposal?

Proposal One is the Proposed Advisory Agreement for the Portfolio with DSL, the Portfolio’s current investment adviser, which would replace the Portfolio’s current investment advisory agreement and reflect the unbundling of the Portfolio’s unified fee structure into its advisory, administrative, and other expense components. At a meeting on July 15, 2010, the Board approved the Proposed Advisory Agreement, subject to shareholder approval.  If the Proposal is approved by shareholders, the Proposed Advisory Agreement is expected to become effective on or around November 2, 2010 and will remain in full force and effect, unless otherwise terminated, through November 30, 2011. A form of the Proposed Advisory Agreement is included as Appendix B and the description of the Proposed Advisory Agreement below is qualified in its entirety by reference to Appendix B.

The implementation of Proposal One would result in an increase in the gross expense ratios of all classes of the Portfolio. However, subject to shareholder approval of Proposal One, DSL has agreed to an expense limitation agreement that would keep the net expense ratio of each class of the Portfolio at the same level as the expense ratio of the current fee structure through at least May 1, 2012.  For more information about the impact of the Proposal on the Portfolio’s expense structure, please see the section entitled “How would the Proposed Advisory Agreement affect the Portfolio’s expenses structure?” below.

As described below, the Board has determined that it would be in the interests of shareholders of the Portfolio to unbundle its unified fee structure. In considering Proposal One, the Board recognized that the DSL would still be responsible for overseeing the Portfolio’s sub-adviser and paying the sub-advisory fee.

Who is the Portfolio’s investment adviser?

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2009, DSL managed over $38.3 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL and its affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolio and potential termination of the Portfolio’s advisory agreements, which may trigger the need for shareholder approval of new agreements.

What are the terms of the current investment advisory agreement?

DSL serves as investment adviser to the Portfolio pursuant to an investment advisory agreement dated October 24, 1997, as amended May 24, 2002 and further amended and restated January 1, 2007 (the “Current Advisory Agreement”). The Current Advisory Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined under the

Investment Company Act of 1940, as amended) (“Independent Trustees”), on November 12, 2009, and was approved via a written consent of the Portfolio’s initial shareholder on April 30, 2004, in connection with the Portfolio’s commencement of operations.

The Current Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board, and where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment program, including the duty to determine what securities will be purchased and sold for the Portfolio.

The Current Advisory Agreement also provides that DSL is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Current Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

The Current Advisory Agreement provides for a unified or “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio. DSL procures and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. DSL also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolio offers its shares, among others. DSL also reviews the Portfolio for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

How do the terms of the Current Advisory Agreement differ from those of the Proposed Advisory Agreement?

The material terms of the Current Advisory Agreement and the Proposed Advisory Agreement are substantially similar, with the exception of the effective dates, the initial terms of each agreement, the advisory fees payable, DSL’s standard of liability and DSL’s responsibility for providing administrative services and other services necessary for the ordinary operation of the Portfolio. Under the Proposed Advisory Agreement, DSL will not be responsible for procuring and paying for, among other services necessary for the ordinary operation of the Portfolio, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services, nor will DSL act as the liaison among the various service providers to the Portfolio.

Unlike the Current Advisory Agreement, the Proposed Advisory Agreement does not provide for a bundled fee arrangement. Consequently, the Portfolio and not DSL would bear the costs of administrative services and other services necessary for the ordinary operation of the Portfolio.

What is the advisory fee payable under the Current Advisory Agreement?

For the services it provides to the Portfolio under the Current Advisory Agreement, the Portfolio pays DSL an annual management fee, payable monthly, based on the average daily net assets of the Portfolio, based on the following fee schedule: 0.600% on the first $750 million; 0.550% on the next $750 million; 0.500% on the next $5 billion; 0.475% on the next $5 billion; 0.455% on the next $5 billion; 0.440% on the next $5 billion; and 0.430% thereafter. The Portfolio paid approximately $1,467,121 in advisory fees to DSL for fiscal year ended December 31, 2009. See Appendix D for a listing of the names, addresses and principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Trust who are also officers of DSL.

Why is management proposing to change the Portfolio’s fee structure?

Currently, the Portfolio pays DSL a unified fee, which covers advisory and administrative services and other expenses, including transfer agency fees, custody fees, accounting fees and legal fees.

Management has determined that the preferred fee model for the mutual funds in the ING Funds complex is the “traditional” fee paradigm, in which each expense component is separated. The expense components may include all or some of the following: advisory fee, administrative services fee, and other expenses (e.g., transfer agency, custody, accounting, etc.). Under the traditional fee structure, the Portfolio will bear the costs of the services included in “other expenses”, which will vary over time along with the cost of the services included within other expenses.

Management believes that eliminating the unified fee structure provides several benefits, including:

Greater understanding of the fund expenses - the unified fee bundles advisory, administrative, and “other” expenses into a single advisory fee, which could limit investor understanding into the components of Portfolio expenses. Because the traditional fee structure is a more conventional structure, investors may find it easier to understand the fees paid by the Portfolio.

Greater comparability among ING Funds - most of the ING Funds have a traditional fee structure similar to that proposed for the Portfolio. Adoption of the traditional fee structure for the Portfolio would improve the comparability of fund expenses between ING Funds for shareholders and the Board.

Greater flexibility in adjusting administrative expenses - the unbundling of the administrative fee from the advisory fee would allow the Adviser and its affiliates to change administrative fees following Board approval, without seeking shareholder approval. The provision of administrative services is currently covered under the Portfolio’s investment advisory agreement and a change in the terms of administrative services would necessitate shareholder approval as it could also be deemed a change to the advisory agreement.

If shareholders approve the Proposed Advisory Agreement, the Portfolio would also enter into an administration agreement that is standard for ING Funds with traditional fee structures. The administration services fees payable under the new administration agreement would be 0.10% of the Portfolio’s average daily net assets, which is consistent with the administration fees paid by other mutual funds in the ING Funds complex.

Breaking out the provision of administrative services into its own agreement would allow DSL and its affiliates to adapt to changing expenses and market conditions more quickly than would be possible if the time and expense of shareholder approval were also required.

What is the advisory fee payable under the Proposed Advisory Agreement?

Under the Proposed Advisory Agreement, the Portfolio would pay DSL an annual management fee, payable monthly, in the amount of 0.55% of the Portfolio’s average daily net assets. This advisory fee would not cover administrative services and other expenses, including transfer agency fees, custody fees, accounting fees and legal fees, which the Portfolio would pay for separately. Please see Appendix E for the names of other investment companies with investment objectives similar to those of the Portfolio, for which DSL acts as an investment adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2009.

How would the Proposed Advisory Agreement affect the Portfolio’s expense structure?

Implementing the Proposed Advisory Agreement would result in the unbundling of the Portfolio’s current advisory fee structure, a lower advisory fee, an administrative services fee, which was previously included in the advisory fee and an increase in the Portfolio’s “other expenses”, which would no longer be borne by DSL. Although implementing the Proposed Advisory Agreement would lead to higher gross expenses for the Portfolio, DSL has agreed to an expense limitation agreement that would keep the net expense ratios of each class of the Portfolio at the same level as the expense ratio under the current fee structure. The expense limitation agreement would be in place until May 1, 2012 and shall renew automatically for one-year terms unless DSL provides written notice of termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the management agreement.

Comparison of Current Fees and Pro Forma Fees

The following table shows current published annual fund expense ratios for the Portfolio as a percentage of average daily net assets, both before (total) and after (net) expense waivers and reimbursements. The pro forma operating expenses show the anticipated effects of implementing the Proposed Advisory Agreement on both total and net annual operating expenses.

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	ING Large Cap Growth Portfolio (Current)	ING Large Cap Growth Portfolio (Pro Forma -After implementing Proposed Advisory Agreement)(1)

CLASS ADV
Management Fee	0.60%	0.55%
Distribution (12b-1) and Shareholder Servicing Fees	0.75%	0.75%
Administration Fee(2)	N/A	0.10%
Other Expenses	0.00%	0.06%
Total Portfolio Operating Expenses	1.35%	1.46%
Waivers and Reimbursements(3)	(0.15)%	(0.26)%
Net Expenses	1.20%	1.20%

CLASS I
Management Fee	0.60%	0.55%
Distribution (12b-1) and Shareholder Servicing Fees	N/A	N/A
Administration Fee(2)	N/A	0.10%
Other Expenses	0.00%	0.06%
Total Portfolio Operating Expenses	0.60%	0.71%
Waivers and Reimbursements(3)	—	(0.11)%
Net Expenses	0.60%	0.60%

CLASS S
Management Fee	0.60%	0.55%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%	0.25%
Administration Fee(2)	N/A	0.10%
Other Expenses	0.00%	0.06%
Total Portfolio Operating Expenses	0.85%	0.96%
Waivers and Reimbursements(3)	—	(0.11)%
Net Expenses	0.85%	0.85%

CLASS S2
Management Fee	0.60%	0.55%
Distribution (12b-1) and Shareholder Servicing Fees	0.50%	0.50%
Administration Fee(2)	N/A	0.10%
Other Expenses	0.00%	0.06%
Total Portfolio Operating Expenses	1.10%	1.21%
Waivers and Reimbursements(3)	(0.10)%	(0.21)%
Net Expenses	1.00%	1.00%

(1)     This table shows the estimated operating expenses for each class of the Portfolio as a ratio of expenses to average daily net assets. These expenses are based on each class’ actual operating expenses for the six month period ended June 30, 2010 as adjusted for contractual changes, if any, and fee waivers to which DSL has agreed.

(2)     Pursuant to an administration agreement, ING Funds Services, LLC will receive an annual administration fee equal to 0.10% of the Portfolio’s average daily net assets.

(3)     Subject to shareholder approval of the Proposed Advisory Agreement, DSL will enter into a written expense limitation agreement with the Trust, under which it will limit the expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years. The expense limitation agreement shall continue until May 1, 2012 and shall renew automatically for one-year terms unless DSL provides written notice of termination at least 90 days prior to the end of the then current term or upon termination of the Proposed Advisory Agreement.  The distributor, ING Investments Distributor, LLC is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV shares and Class S2 shares, respectively through May 1, 2011.   The distribution fee waiver will only renew if the distributor elects to renew it.

What were the factors that were considered by the Board?

The Board of the Portfolio, in recommending the Proposed Advisory Agreement, considered a number of factors, including the following:

•                                          comparative data of other similarly managed mutual funds, noting that the proposed net expense ratio for the Portfolio is below the average and the median of funds in its peer group;

•                                          the nature and quality of the services provided by DSL to the Portfolio under the Current Advisory Agreement as compared to the nature and quality of services to be provided by DSL under the Proposed Advisory Agreement, including that under the Proposed Advisory Agreement, DSL would not be responsible for procuring and paying for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services, nor would DSL act as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolio offers its shares, among others;

•                                          the fairness of the compensation under the Proposed Advisory Contract in light of the services to be provided to the Portfolio and taking into account the sub-advisory fees payable by DSL (discussed in Proposal Two below);

•                                          the fairness of DSL’s compensation under the Proposed Advisory Contract with level fees that does not include breakpoints;

•                                          DSL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex;

•                                          DSL’s strength and reputation within the industry;

•                                          the personnel, operations, financial condition, and investment management capabilities and resources of DSL;

•                                          the information that had been provided by DSL at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds;

•                                          DSL’s compliance programs, including its programs for monitoring and enforcing compliance with the Portfolio’s policies with respect to market-timing and selective portfolio disclosure, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex;

•                                          projected profitability and net revenue benefits of DSL and its affiliates due to the changes in the fee structure and the replacement of the Portfolio’s current sub-adviser, Wells Capital Management Inc., with ING IM (as described in Proposal Two below), including that, based on the Portfolio’s net assets as of May 31, 2010, DSL and its affiliates are projected to receive an ongoing economic benefit of approximately $1.1 million annually, primarily due to the change from a sub-adviser not affiliated with ING to an ING-affiliated sub-adviser;

•                                          the resulting increase in the Portfolio’s gross expenses as a result of the Proposed Advisory Agreement, as well as DSL’s undertaking to maintain an expense limitation for the Portfolio until at least May 1, 2012 and the benefits of eliminating the unified fee structure as represented by management; and

•                                          other information relevant to an evaluation of the nature, extent and quality of the services provided by DSL in response to a series of detailed questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees.

After its deliberation, the Board concluded that (1) the advisory fee rate payable by the Portfolio to DSL pursuant to the Proposed Advisory Agreement is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio. Approval of the Proposed Advisory Agreement is not contingent upon shareholder approval of the Proposed Sub-Advisory Agreement.

What happens if shareholders do not approve Proposal One?

If shareholders do not approve the Proposed Advisory Agreement, the investment advisory agreement, as currently in effect, will remain in place for the Portfolio and the Board will determine what additional action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the interests of the Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its July 15, 2010 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” the Proposed Advisory Agreement.

PROPOSAL TWO

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is the Proposal?

The Portfolio and the Adviser wish to retain the services of ING IM as the sub-adviser to the Portfolio.  At a meeting on June 11, 2010, the Board approved the appointment of ING IM as the sub-adviser to the Portfolio.  If the Proposal is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about November 2, 2010 and will remain in full force and effect, unless otherwise terminated, through November 30, 2011.  A copy of the Proposed Sub-Advisory Agreement between DSL and ING IM is included as Appendix C.

At the June 11, 2010 meeting, the Board terminated the Portfolio’s sub-advisory agreement with Wells Capital Management Inc. (“Wells”), effective June 11, 2010.  The Board also approved an interim sub-advisory agreement for the Portfolio between DSL and ING IM (the “Interim Agreement”), effective on June 12, 2010, for a 150-day period or until shareholder approval of the Proposed Sub-Advisory Agreement is obtained. ING IM currently manages the Portfolio pursuant to the Interim Agreement.

What are the reasons for the Proposal?

Wells sub-advised the Portfolio since its inception in May 2004. Wells is a registered investment adviser and a wholly-owned subsidiary of Wells Fargo Bank, N.A. and was formed in 1986. The principal address of Wells is 245 Park Avenue, New York, New York 10167. As of December 31, 2009, Wells managed over $373 billion in assets.

Effective May 20, 2010, Mr. Aziz Hamzaogullari resigned from Wells and thus ceased serving as portfolio manager to the Portfolio. Mr. Hamzaogullari was believed to be primarily responsible for the Portfolio’s strong track record. Following Mr. Hamzaogullari’s departure, management reviewed potential options for the ongoing management of the Portfolio. Based on its review, management proposed, and the Board approved, replacing Wells with ING IM through the Interim Agreement.

Who is the Proposed Sub-Adviser?

Founded in 1972, ING IM is a Connecticut corporation registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of DSL. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of December 31, 2009, ING IM managed approximately $61.3 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

See Appendix D for a listing of the names, addresses, and the principal occupations of the directors and principal executive officers of ING IM, including a Trustee and Officer of the Portfolio who is also an officer of ING IM.

Appendix F sets forth the name of another investment company with an investment objective similar to that of the Portfolio, for which ING IM acts as a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2009.

How will the Proposal, if approved, affect the management of the Portfolio?

As discussed above, the day-to-day management of the Portfolio is currently provided by ING IM pursuant to the Interim Agreement. If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to the Portfolio and provide the day-to-day management of the Portfolio. DSL would be responsible for monitoring the investment program and performance of ING IM with respect to the Portfolio.

Are there changes to the name of the Portfolio, its investment strategy or risk exposure?

Yes, although the Portfolio’s investment objective remains long-term capital growth, unlike the investment strategy implemented by Wells under which the Portfolio invested substantially all of its assets in common stocks of U.S. companies across all market capitalizations, ING IM seeks to achieve the Portfolio’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies.

As discussed above, ING IM began managing the Portfolio on June 12, 2010 pursuant to the Interim Agreement. Furthermore, consistent with the appointment of ING IM as sub-adviser to the Portfolio, the Portfolio was renamed “ING Large Cap Growth Portfolio.” A supplement to the Portfolio’s current prospectus was filed on June 11, 2010 and mailed to shareholders.

Principal Investment Strategies

Effective June 12, 2010, the investment strategies of the Portfolio are as follows:

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. ING IM employs a growth style of equity management that seeks to identify companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The market capitalization of companies within the Russell 1000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 1000® Growth Index as of May 28, 2010 ranged from $142.8 million to $284 billion.

The Portfolio may also invest in derivative instruments, which include, but are not limited to index futures and options.

The Portfolio may also invest up to 25% of its assets in foreign securities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

ING IM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Management of the Portfolio

Effective June 12, 2010, the day-to-day management of the Portfolio has been performed by the following team of investment professionals:

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of Equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Jeff Bianchi, Portfolio Manager, joined ING IM in 1994. Before assuming his current responsibilities, Mr. Bianchi provided quantitative analysis for the firm’s small-capitalization equity strategies.

What are the key risks of investing in the Portfolio after the changes to the investment strategies?

The following outlines the principal risks of investing in the Portfolio under the new investment strategies. The Portfolio is now subject to the risks of investing in derivatives as a result of its new investment strategies. You could lose money on an investment in the Portfolio.  The Portfolio may be affected by the following risks, among others:

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of the Portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio; thus exaggerating any increase or decrease in the net asset value of the Portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. The Portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to the Portfolio.

Foreign Investing.  To the extent the Portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when the Portfolio’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market.  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Portfolio invests. Rather, the market could favor securities to which the Portfolio is not exposed or may not favor equities at all.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.

Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an equity index. The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, the Portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. The Portfolio retains its custodian to serve as its securities lending agent for these activities.

When the Portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” The Portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

The Portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, the Portfolio will be protected to the extent the Portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, the Portfolio will be protected by its securities lending agent, which has agreed to indemnify the Portfolio from losses resulting from borrower default.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement between DSL and ING IM is included as Appendix C.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix C.

The key terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement with the exception of certain provisions related to the representations and warranties, expenses of certain supplements to the Portfolio’s registration statement, exclusivity, compliance reporting, and indemnification. Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM are paid by DSL, and not by the Portfolio.  Pursuant to the Proposed Sub-Advisory Agreement, ING IM acts as the Portfolio’s sub-adviser.  In this capacity, ING IM furnishes the Portfolio with investment advisory services in connection with a continuous investment program and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s prospectus and statement of additional information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement, ING IM would not be liable to the Trust, its shareholders or to DSL for any act or omission resulting in any loss suffered by the Trust, the Portfolio or the Portfolio’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement is computed at an annual rate of 0.2475% of the Portfolio’s average daily net assets and is lower than the fee payable under the prior sub-advisory agreement, which was 0.30% of the Portfolio’s average daily net assets.  The proposed sub-advisory fee rate is payable by DSL to ING IM for its management of the Portfolio and is consistent with how the advisers of other funds in the ING funds complex pay sub-advisers for their sub-advisory services.  For its fee, ING IM will furnish, at its expense, all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.

The Proposed Sub-Advisory Agreement may be terminated as follows: by DSL at any time, upon sixty (60) days’ written notice to ING IM and the Portfolio; at any time without payment of any penalty by the Portfolio, upon the vote of a majority of the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and ING IM; or by ING IM upon three (3) months’ written notice unless the Portfolio or DSL requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time requested by the Portfolio or DSL not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that ING IM may terminate the Proposed Sub-Advisory Agreement at any time without penalty, with respect to the Portfolio immediately, effective upon written notice to DSL and the Portfolio, in the event either ING IM (acting in good faith) or DSL ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Portfolio; DSL becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or ING IM does not receive compensation for its services from DSL or the Portfolio as required by the terms of the Proposed Sub-Advisory Agreement.

The key terms of the Interim Agreement are substantially identical to those of the Proposed Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ. The sub-advisory fee payable under the Interim Agreement is the same as the fee payable under the prior sub-advisory agreement, which is 0.30% of the Portfolio’s average daily net assets.

What is the financial impact resulting from the appointment of ING IM as sub-adviser?

Since DSL pays the sub-advisory fee out of its advisory fee, the appointment of ING IM as the Portfolio’s sub-adviser will have no effect on the Portfolio’s gross and net expense ratios.

However, DSL is expected to retain a greater portion of its advisory fee as a result of the lower sub-advisory fee payable to ING IM. The following table reflects the fees paid by DSL to Wells for sub-advisory services rendered with respect to the Portfolio for the period from January 1, 2009 to December 31, 2009, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement and the decrease for this time period.

Portfolio	Fee Paid to Wells	Hypothetical Fee Paid to ING IM	Increase/(Decrease)
ING Large Cap Growth Portfolio	$733,559	$605,186	(17.5)%

Based on the Portfolio’s assets as of December 31, 2009, which were approximately $376.3 million, the sub-advisory fee payable by DSL to ING IM would decrease under the Proposed Sub-Advisory Agreement. Using the same assumptions, for the year ended December 31, 2009, the Adviser would have retained an additional $128,373 in advisory fees under the Proposed Sub-Advisory Agreement.

What is the required vote?

Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement by the Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

What happens if shareholders do not approve the Proposal?

If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed by ING IM under the Interim Agreement until no later than November 8, 2010 and the Board will determine what additional action(s) should be taken.

What was the process of selecting ING IM as the sub-adviser to the Portfolio?

At the June 11, 2010 Board meeting, management recommended, and the Board approved, the appointment of ING IM as sub-adviser to the Portfolio, pursuant to the Interim Agreement, pending shareholder approval of the longer-term Proposed Sub-Advisory Agreement. In reviewing potential sub-advisers, management considered a number of factors that were relevant to the selection of a new sub-adviser to the Portfolio.  Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration.  Beyond this, DSL focused on each potential sub-adviser’s investment process and investment performance.

DSL determined that ING IM possesses the right mix of attributes to manage the Portfolio, and therefore recommended ING IM to the Board as the new sub-adviser to the Portfolio. In recommending ING IM to serve as sub-adviser, management considered that ING IM has had experience and some success managing growth opportunities strategies in recent years.

The Board has established Investment Review Committees to, among other things, monitor the performance of each ING fund and make recommendations to the Board with respect to each fund. In advance of the Domestic Equity Funds Investment Review Committee’s (“DE IRC”) meeting held on June 9, 2010, DSL provided the DE IRC members with written materials in support of the proposed appointment of ING IM as the sub-adviser to the Portfolio. Among the materials provided to the DE IRC was a discussion of DSL’s rationale for recommending ING IM as a proposed sub-adviser, written materials provided by ING IM with respect to its proposed strategy for the Portfolio, including its stock selection process, its compliance structure and the resources it could devote to managing the Portfolio, and information with respect to ING IM’s experience in managing accounts in a style similar to that in which they propose to manage the Portfolio. The DE IRC also considered the reputation of ING IM in the industry.  At the conclusion of the meeting, the DE IRC determined that it would recommend to the full Board the proposed appointment of ING IM as the sub-adviser to the Portfolio.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Portfolio. In advance of the Contracts Committee’s meeting held on July 9, 2010, management provided the Contracts Committee members with written materials in support of the proposed new sub-adviser to the Portfolio.  At its July 9, 2010 meeting, the Contracts Committee reviewed the terms of the Proposed Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of ING IM as the sub-adviser to the Portfolio. At the conclusion of the meeting, the Contracts Committee determined that it would recommend to the full Board, approval of the Proposed Sub-Advisory Agreement.

What are the factors that were considered by the Board?

At a meeting of the Board held on July 15, 2010, the Board, including the Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor are “interested persons” (as such term is defined under the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement (the “Independent Trustees”), approved the Proposed Sub-Advisory Agreement for the Portfolio.  As discussed above, the Board previously approved terminating the Portfolio’s current sub-advisory agreement with Wells and approved the Interim Agreement with ING IM effective June 12, 2010. The Board’s primary consideration in taking this action was the resignation of Mr. Aziz Hamzaogullari as portfolio manager to the Portfolio. Mr. Hamzaogullari was believed to be primarily responsible for the Portfolio’s strong track record.

In determining whether to approve the Proposed Sub-Advisory Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary to make an informed decision.  The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following:  (1) memoranda and related materials provided to the Board in advance of its June 11, 2010 and July 15, 2010 meetings that discuss management’s rationale for recommending that ING IM serve as the sub-adviser to the Portfolio; (2) responses from ING IM to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the Proposed Sub-Advisory Agreement on behalf of the Portfolio; (4) ING IM’s presentation before the DE IRC at its June 9, 2010 meeting; (5) an analysis regarding the effect that ING IM’s addition would have on the profitability of DSL as adviser to the Portfolio; and (6) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the Proposed Sub-Advisory Agreement with ING IM took into account several factors including, but not limited to, the following: (1) DSL’s positive view of the reputation of ING IM as a manager to funds employing growth opportunities strategies; (2) ING IM’s strength and reputation in the industry, including that ING IM has acted as a sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972, with over $61 billion in assets under management (as of April 30, 2010); (3) the nature and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreement, including representations that there would be no diminution in the scope and quality of sub-advisory services provided to the Portfolio upon the appointment of ING IM as sub-adviser; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation payable under the Proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as the Portfolio’s sub-adviser, including that ING IM’s sub-advisory fee is lower than the fee that DSL paid to Wells; (6) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (7) ING IM’s financial condition; (8) the appropriateness of the selection of ING IM in light of the Portfolio’s investment objective and investor base; (9) the sub-advisory fee payable by DSL to ING IM and the resulting increase in the profitability of DSL arising out of the lower sub-advisory fee payable by DSL to ING IM; (10)  that DSL and/or an affiliate will bear the entire cost of the solicitation; and (11) ING IM’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions: (1) the sub-advisory fee rate payable by DSL to ING IM is reasonable in the context of all factors considered by the Board; (2) ING IM has an appropriate level of resources and experience to enable it manage the Portfolio consistent with its investment objective and policies; (3)  ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Trust’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with federal securities laws; and (4) ING IM should be appointed to serve as sub-adviser to the Portfolio under the Proposed Sub-Advisory Agreement.  Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement between DSL and ING IM. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the interests of the Portfolio and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its July 15, 2010 meeting, approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” the Proposal to appoint ING IM as sub-adviser to the Portfolio and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

GENERAL INFORMATION

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting, the Proxy Statement and the Voting Instructions Card on or about September 28, 2010. In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at the telephone number listed above.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instructions Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instructions Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What are the voting rights and the quorum requirements?

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolio.  The Qualified Plans and Participating Insurance Companies will vote the Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Participating insurance companies and Qualified Plans, which through Separate Accounts or directly, respectively, hold shares of the Portfolio, will be counted as the Portfolio’s shareholders in determining whether a quorum is present.

August 5, 2010 has been chosen as the Record Date. Each shareholder of the Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of the holders of 30% of the Portfolio’s outstanding shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 180 days beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

The Trust, on behalf of the Portfolio, does not impose any requirement that a specific percentage of Variable Contract Holders and Plan Participants need to give instructions as how to vote their shares. Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.  Because a significant percentage of the Portfolio’s shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Portfolio?

ING Investments Distributor, LLC (“IID”) is the principal underwriter and distributor of the Portfolio.  IID’s principal offices are located at 7337 East Doubletree Ranch Road Suite 100, Scottsdale, Arizona 85258-2034. IID is an affiliate of DSL and an indirect, wholly-owned subsidiary of ING Groep. IID received $142,596 for its services to the Portfolio for the fiscal year ended December 31, 2009.

During the fiscal year ended December 31, 2009, the Portfolio did not pay any brokerage commissions to affiliated broker-dealers.

Who pays for this proxy solicitation?

The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. DSL and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.

Secretary

September 28, 2010

7337 East Doubletree Ranch Road Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A

Beneficial Owners of More than 5% of a Class of the Portfolio

As of August 5, 2010

	Percent of Class and	Percentage of
Name and Address of Shareholder	Type of Ownership*	Portfolio
ING National Trust	100.0% Class ADV;	0.7%
1 Orange Way	Beneficial
Windsor, CT 06095-4773

Reliastar Life Insurance Co	34.3% Class I;	24.0%
FBO SVUL I	Beneficial
Attn Jill Barth Conveyor TN41
1 Orange Way
Windsor, CT 06095

ING Solution 2035 Portfolio	17.2% Class I;	12.0%
7337 E Doubletree Ranch Rd	Beneficial
Scottsdale, AZ 85258-2034

ING Solution 2025 Portfolio	16.6% Class I;	11.6%
7337 E Doubletree Ranch Rd	Beneficial
Scottsdale, AZ 85258-2034

ING Solution 2045 Portfolio	10.8% Class I;	7.6%
7337 E Doubletree Ranch Rd	Beneficial
Scottsdale, AZ 85258-2034

Security Life Insurance of Denver A VUL	10.3% Class I;	8.1%
Rte 5106 PO Box 20	Beneficial
Minneapolis, MN 55440-0020

ING Solution 2015 Portfolio	6.8% Class I;	4.8%
7337 E Doubletree Ranch Rd	Beneficial
Scottsdale, AZ 85258-2034

ING USA Annuity and Life Insurance Company	96.3% Class S;	28.3%
1475 Dunwoody Dr	100.0% Class S2;
West Chester, PA 19380-1478	Beneficial

*     Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

APPENDIX B

FORM OF AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

This Agreement, effective April 29, 2005, is hereby amended and restated the 1st day of January, 2007, between ING Investors Trust (the “Trust”), a Massachusetts business trust, and Directed Services, LLC (the “Manager”), a Delaware limited liability company (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust may offer shares of additional series in the future;

WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory and management services for the Trust; and

WHEREAS, the Manager is willing to render such services to the Trust.

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.                                       Appointment.  The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Trust set forth on Schedule A hereto (individually and collectively referred to herein as “Series”).  The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series (other than the Series) with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing.  If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

Subject to the approval of the Board of Trustees of the Trust, the Manager is authorized to enter into portfolio management agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Manager (each a “Portfolio Manager”).  The Manager will continue to have responsibility for all services furnished pursuant to any subadvisory agreement (each a “Portfolio Management Agreement”).  The Trust and Manager understand and agree that the Manager may manage each Series in a “manager-of-managers” style with either a single or multiple portfolio managers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act:  (a) continually evaluate the performance of the Portfolio Managers to the Trust; and (b) periodically make recommendations to the Trust’s Board regarding the results of its evaluation and monitoring functions.  The Trust recognizes that, subject to the approval of the Board of Trustees of the Trust, a Portfolio Manager’s services may be terminated or modified and that the Manager may appoint a new Portfolio Manager for a Series, subject to an applicable SEC Order or applicable regulation under the 1940 Act.

2.                                       Services of the Manager.  The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law.  Subject to the general supervision of the Board of the Trust, the Manager shall provide the following advisory, management, and other services with respect to the Series:

(a)                                  Provide general, investment advice and guidance with respect to the Series and provide advice and guidance to the Trust’s Trustees, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement, which management may be provided by others selected by the Manager and approved by the Board as provided below or directly by the Manager as provided in Section 3 of this Agreement;

(b)                                 In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Trust’s Board investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Trust) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s current registration statement;

(c)                                  Periodically monitor and evaluate the performance of the Portfolio Managers with respect to the investment objectives and policies of the Series;

(d)                                 Monitor the Portfolio Managers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, Section 817(h) of the Internal Revenue Code, to the extent applicable, and if applicable, regulations under such provisions, and other applicable law;

(e)                                  If appropriate, analyze and recommend for consideration by the Trust’s Board termination of a contract with a Portfolio Manager under which the Portfolio Manager provides investment advisory services to one or more of the Series;

(f)                                    Supervise Portfolio Managers with respect to the services that such Portfolio Managers provide under respective Portfolio Management Agreements;

(g)                                 Render to the Board of the Trust such periodic and special reports as the Board may reasonably request; and

(h)                                 Make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the administration and management of the Series and services provided to the Trust under this Agreement.

3.                                       Investment Management Authority.  In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Trust’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series.  To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series.  The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the SEC, as amended.  Furthermore:

(a)                                  The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

(b)                                 The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)                                  On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Trust’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(d)                                 In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian.

(e)                                  The Manager will assist the custodian or portfolio accounting agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust and any applicable procedures adopted by the Trust’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

(f)                                    The Manager will make available to the Trust, promptly upon request, any of the Series’ or the Managers’ investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act, as well as other applicable laws.  The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)                                 The Manager will regularly report to the Trust’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees may reasonably request.

(h)                                 In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates.  The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager.  Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.                                       Conformity with Applicable Law.  The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

5.                                       Exclusivity.  The services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

6.                                       Documents.  The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a)                                  certified resolution of the Board of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

(b)                                 the Registration Statement as filed with the SEC and any amendments thereto; and

(c)                                  exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

7.                                       Records.  The Trust agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Trust with respect to the Series by the 1940 Act.  The Manager further agrees that all records of the Series are the property of the Trust and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

8.                                       Expenses.  During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Trust under this Agreement and such expenses as are assumed by a Portfolio Manager under its Portfolio Management Agreement.  The Manager further agrees to pay all fees payable to the Portfolio Managers, executive salaries and expenses of the Trustees of the Trust who are employees of the Manager or its affiliates, and office rent of the Trust.  The Trust shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating the Trust’s net asset value; taxes, if any, and the preparation of the Trust’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Trust under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Trust under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Trust’s portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Manager or any Portfolio Manager, or their affiliates; Board approved trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.  To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth herein, the Trust shall promptly reimburse the Manager for such costs and expenses.  To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

9.                                       Compensation.  For the services provided by the Manager to each Series pursuant to this Agreement, the Trust will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Trust as provided in Section 8.  The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Manager and the Trust.

10.                                 Liability of the Manager.  The Manager may rely on information reasonably believed by it to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its members, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Portfolio Manager or any of the Portfolio Manager’s

stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager’s duties under this Agreement, or by reason of reckless disregard of the Manager’s obligations and duties under this Agreement.  No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Portfolio Manager, other than to the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust.  Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Trust.

11.                                 Continuation and Termination.  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2011  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the Trust at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its “assignment” as described in the 1940 Act.

12.                                 Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Trust.  Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Manager.

13.                                 Use of Name.  It is understood that the name “Directed Services, LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Trust and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Trust and/or Series.  Upon termination of this Agreement, the Trust (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Trust, shall promptly amend its Amended and Restated Agreement and Declaration of Trust to change its name (if such name is included therein).

14.                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15.                                 Applicable Law.

(a)                                  This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

(b)                                 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ING INVESTORS TRUST

By:
Kimberly A. Anderson
Senior Vice President

DIRECTED SERVICES, LLC

By:
Todd Modic
Vice President

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

between

ING INVESTORS TRUST

and

DIRECTED SERVICES LLC

Series	Effective Date	Annual Investment Management Fee
(as a percentage of average daily net assets)

ING American Funds World Allocation Portfolio	September 15, 2008	0.10% on all assets

ING BlackRock Inflation Protected Bond Portfolio		0.450% on first $200 million;
0.400% on next $800 million; and
0.300% on assets over $1 billion

ING DFA Global Allocation Portfolio	April 30, 2010	0.25% on all assets

ING DFA World Equity Portfolio	April 30, 2010	0.25% on all assets

ING Franklin Income Portfolio		0.65% on the first $500 million; and
0.60% on assets over $500 million

ING Franklin Templeton Founding Strategy Portfolio		0.00%

ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008	0.70% on the first $1 billion; and
0.65% on assets over $1 billion

ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio)	November 2, 2010	0.55% on all assets

ING Marsico International Opportunities Portfolio		0.540% on first $ 4 billion; and
0.530% thereafter

Series	Effective Date	Annual Investment Management Fee
(as a percentage of average daily net assets)

ING MFS Utilities Portfolio		0.600% on first $1 billion of assets;
0.550% on next $500 million of assets;
0.500% on next $1 billion of assets;
0.470% on next $1 billion of assets;
0.450% on next $1 billion of assets;
0.440% on next $1 billion of assets; and
0.430% thereafter

ING Morgan Stanley Global Tactical Asset Allocation	September 15, 2008	0.75% on the first $500 million; and
Portfolio		0.725% on assets in excess of $500 million

ING Pioneer Equity Income Portfolio		0.65% on first $500 million; and
0.60% on assets over $500 million

ING Retirement Conservative Portfolio(1) ING Retirement Growth Portfolio(1)	August 12, 2009	If the Portfolio invests in Underlying Funds within the ING Fund Complex:
ING Retirement Moderate Growth Portfolio(1)
ING Retirement Moderate Portfolio(1)		0.14%

If the Portfolio invests in Underlying Funds outside the ING Fund Complex and/or Direct Investments:

0.24%

(1) “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act.

APPENDIX C

FORM OF SUB-ADVISORY AGREEMENT

ING INVESTORS TRUST

This AGREEMENT is made as of this 2nd day of November, 2010, between Directed Services LLC, a Delaware limited liability company (the “Manager”), and ING Investment Management Co., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated April 29 2005, as amended and restated (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)                                 The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)                                  The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)                                 With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II, at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)                                  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)                                 During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.   Compliance.

(a)                                  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)                                 The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)                                  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.   Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10. Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction

(including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

11.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

I.ING Investors Trust

7337 E. Doubletree Ranch Road Suite 100

Scottsdale, AZ 85258

Attention: Huey P. Falgout Jr.

If to the Sub-Adviser:

ING Investment Management, Co.

10 State House Square

Hartford, CT  06103-3602

Attention:  Christopher Kurtz

With a copy to:

ING Investment Management Co.

230 Park Avenue

New York, NY  10169

Attention:  Gerald Lins

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania  19380

Attention:  Chief Counsel

16.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

17.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

ING INVESTMENT MANAGEMENT CO.

By:

Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ING INVESTMENT MANAGEMENT CO.

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets)
ING Large Cap Growth Portfolio (formerly, ING Wells Fargo Omega Growth Portfolio)	0.2475%

APPENDIX D

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Shaun P. Mathews – Executive Vice President

Richard Gelfand – Chief Financial Officer

 Kimberly A. Anderson – Senior Vice President

 Michael J. Roland – Senior Vice President

David Pendergrass – Vice President and Treasurer

 Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Joy M. Benner – Secretary

Principal Executive Officers of ING Investors Trust who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Directors and Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Jeffrey T. Becker – Director, Chairman and Chief Executive Officer

Michael J. Gioffre – Chief Compliance Officer

Mark D. Weber – Director and Executive Vice President

Shaun P. Mathews – Director and Executive Vice President

Christine L. Hurtsellers – Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky – Executive Vice President

Daniel L. Wilcox – Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins – General Counsel

Principal Executive Officer and Trustee of ING Investors Trust

Who is also an officer of ING Investment Management Co.

7337 East Doubletree Ranch Road Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – Trustee, President and Chief Executive Officer

D-1

APPENDIX E

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY
DIRECTED SERVICES LLC (“DSL”)

The following table sets forth the name other investment companies with an investment objective similar to that of the Portfolio, for which DSL acts as the adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2009.

Fund	Annual Compensation (as a % of average daily net assets)	Net Assets (in millions)

ING Pioneer Fund Portfolio	0.725% on the first $500 million of the Portfolio’s average daily net assets; 0.675% on the next $500 million of the Portfolio’s average daily net assets; and 0.625% of the Portfolio’s average daily net assets in excess of $1 billion.	$84
ING Wells Fargo Health Care Portfolio	0.750% on the first $500 million of the Portfolio’s average daily net assets; and 0.700% of the Portfolio’s average daily net assets in excess of $500 million.	$209.1

E-1

APPENDIX F

SUB-ADVISORY FEE RATE OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES SUB-ADVISED BY ING INVESTMENT MANAGEMENT Co. (“ING IM”)

The following table sets forth the name of another investment company with an investment objective similar to that of the Portfolio, for which ING IM acts as a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2009

Fund	Annual Compensation (as a % of average daily net assets)	Net Assets (in millions)

ING Opportunistic LargeCap Portfolio	0.270% of the Portfolio’s average daily net assets	$160.1

F-1

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON November 2, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING LARGE CAP GROWTH PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on November 2, 2010, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                        A new investment advisory agreement for the Portfolio with Directed Services LLC (“DSL”), the Portfolio’s current investment adviser, to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components.

For ☐	Against ☐	Abstain ☐

2.                           A new sub-advisory agreement for the Portfolio between DSL and ING Investment Management Co., the Portfolio’s proposed sub-adviser.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting

Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON November 2, 2010

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name. Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                        A new investment advisory agreement for the Portfolio with Directed Services LLC (“DSL”), the Portfolio’s  current investment adviser, to reflect the unbundling of the unified fee structure into its advisory, administrative, and “other” expense components.

For ☐	Against ☐	Abstain ☐

2.                           A new sub-advisory agreement for the Portfolio between DSL and ING Investment Management Co., the Portfolio’s proposed sub-adviser.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE